Exhibit 99.3.1

Power of Attorney

I, Liu Shu Juan, a Chinese citizen with Chinese Identification Card No.: 220203197103063040, and a holder of 99% of the entire registered capital in Shenzhen Moyi Technologies Co. Ltd, ("Shenzhen Moyi Technologies Co. Ltd") ("My Shareholding"), hereby irrevocably authorize Moxian Technologies (Shenzhen) Co. Ltd ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Moyi; 2) exercise all the shareholder’s rights and shareholder's voting rights I am entitled to under the laws of China and Moyi's Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, supervisor, the chief executive officer and other senior management members of Moyi.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Moyi.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Liu Shu Juan

By:
January 8, 2018

Exhibit 99.3.2

Power of Attorney

I, Yin Yi Jun, a Chinese citizen with Chinese Identification Card No.: 31010519860823217, and a holder of 1% of the entire registered capital in Shenzhen Moyi Technologies Co. Ltd, ("Shenzhen Moyi Technologies Co. Ltd") ("My Shareholding"); hereby irrevocably authorize Moxian Technologies (Shenzhen) Co. Ltd ("WOFE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney;

WOFE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Moyi; 2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and Moyi's Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, supervisor, the chief executive officer and other senior management members of Moyi.

Without limiting the generality of the powers granted hereunder, WOFE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terras of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by WOFE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WOFE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WOFE.

WOFE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Moyi.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WOFE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Yin Yi Jun

By:
January 8, 2018